Exhibit 31.1

Certification
Pursuant to Section 302 Of The Sarbanes-Oxley Act Of 2002
(Chapter 63, Title 18 U.S.C. Section 1350(A) And (B))

I, Steven B. Engle, certify that:

1.	I have reviewed this quarterly report on Form 10-Q/A of XOMA Ltd.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: September 11, 2008	/s/ STEVEN B. ENGLE
Steven B. Engle
Chairman, Chief Executive Officer and President